UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003

GLENBOROUGH REALTY TRUST INCORPORATED (Exact name of Registrant as Specified in Charter)

Maryland	001-14162	94-3211970

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Ste. 1100, San Mateo, California 94402 (Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 343-9300

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 28, 2003, Glenborough Realty Trust Incorporated issued a press release announcing its results of operations for the third quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No	Document

99.1	Press Release announcing results of operations for the third quarter ended September 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLENBOROUGH REALTY TRUST INCORPORATED

Date: October 28, 2003	By:	/s/ Andrew Batinovich Andrew Batinovich President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release announcing results of operations for the third quarter ended September 30, 2003.